SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                       PEN
                              PEN INTERCONNECT, INC
                              ---------------------
                (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         []       No fee required

         [] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 1.

                  Title of each class of securities to which transaction applies: Common shares

                  Aggregate number of securities to which  transaction  applies:
                  26,057,051

                  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

                  Per unit price = $.20. Calculation - $.20 times 26,057,051, times perFORMplace ownership (.825%).

                  Proposed maximum aggregate value of transaction: $4,299,413 5.

                  Total fee paid: $858.00

         [X]      Fee paid previously with preliminary materials.

         [] Check box if any part of the fee is offset as provided b Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  Amount Previously Paid:

                  Form, Schedule or Registration Statement No.:

                  Filing Party:

                  Date Filed:

                             PEN INTERCONNECT, INC.
                      1601 Alton Parkway, Irvine, CA 92606


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To be held on Friday, December 15th, 2000


NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Meeting") of Pen Interconnect, Inc., a Utah Corporation (the "Company"), will be held at the Newport Beach Tennis Club, 2601 Eastbluff Drive, Newport Beach, CA 92660, on Friday, December 15th, 2000, at 10am, local time, to consider and act upon the following:

         1. The election of five persons named in the accompanying Proxy Statement to serve as directors on the Company's board of directors (the "Board") and until their successors are duly elected and qualified;

         2. To ratify the appointment of Berg & Company, LL as independent auditors for the Company, for the fiscal year ending September 30, 2000, for the purpose of auditing the financial statements and books of the Company, for, and during, the period ending on that date;

         3. To vote in favor of the merger with perFORMplac Inc., by an exchange of shares;

         4. To approve an amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to increase the number of shares of the Common Stock, authorized to be issued, to 200,000,000 shares;

         5. To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio to be approved by the Board, ranging from one newly issued share for each two outstanding shares of Common Stock to one newly issued share for each ten outstanding shares of Common Stock;

         6. To approve moving the state of incorporation from Utah to Delaware.

         7. To approve changing the Company name from Pen Interconnect, Inc., to perFORMplace, Inc., and;

         8. To consider and transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

A Proxy Statement, form of Proxy and the Annual Report to Stockholders of the Company for the fiscal year ended September 30, 1999 are enclosed herewith. Only holders of record of Common Stock at the close of business on June 30, 2000 are entitled to receive notice of and to attend the Meeting and any adjournment(s) thereof. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. At least 10 days prior to the Meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the Meeting, during ordinary business hours, at the executive offices of the Company. Should you receive more than one Proxy because your shares are registered in different names and addresses, each Proxy should be signed and returned to assure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Meeting will be counted. If you do not expect to be present at the Meeting, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of the Company, and to mail it promptly in the enclosed envelope.

In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned by a vote of the majority of the votes cast by the stockholders entitled to vote thereon. Whether or not you expect to attend the Meeting, to assure that a quorum is present at the Meeting or an adjournment thereof, and there are sufficient votes to vote on all of the foregoing proposals, please sign, date and return promptly your Proxy.

By Order of the Board of Directors





Stephen J. Fryer
Chairman of the Board, President, and Chief
Executive Officer


Dated: November 3, 2000



                                    IMPORTANT

Shareholders are cordially invited to attend the Meeting Regardless of whether you expect to attend the Meeting in person, we urge you to read the attached Proxy Statement and sign and date the accompanying proxy card and return it in the enclosed envelope. It is important that your shares be represented at the Meeting. If you receive more than one proxy card because your shares are registered in different names, or notices go to different addresses, each card should be completed and returned to assure that all of your shares are voted. Your proxy will not be used if you are present at the Meeting and desire to vote your shares personally.

                              PEN INTERCONNECT, INC
                               1601 Alton Parkway
                                Irvine, CA 92606

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                               December 15th, 2000
                               -------------------
Solicitation of Proxies

This Proxy Statement is furnished to the shareholders of Pen Interconnect, Inc., a Utah corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies from the Company's shareholders for use at the 2000 Annual Meeting of Shareholders of the Company to be held on, Friday, December 15th, 2000 at 10:00 a.m., Pacific time, at the Newport Beach Tennis Club, 2601 Eastbluff Drive, Newport Beach, CA 92660, and any adjournment or postponement thereof (the "Meeting"). At the Meeting, the Company's shareholders will be asked to (i) elect five directors, (ii) approve independent public accountants to audit the Company's financial statements for the fiscal year ending September 30, 2000, (iii) to vote in favor of the merger with perFORMplace, Inc., (iv) to approve an increase in the number of shares of Common Stock, (v) to approve a reverse split of the Common Stock, (vi) to approve moving the state of incorporation, (vii) to approve the change the name,
(viii) ratify and vote on such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Only shareholders of record at the close of business on June 30, 2000 are entitled to notice of and to vote at the Meeting. The approximate date upon which this Proxy Statement, the enclosed proxy and the attached Notice of Annual Meeting of Shareholders are first being sent to shareholders is November 20, 2000.

The entire cost of soliciting proxies for use at the Meeting will be borne by the Company. Proxies will be solicited by use of the mails. Directors, officers and regular employees of the Company may also solicit proxies by telephone, telecopier, electronic transmission or personal contact. The Company will not pay any special compensation, to any person, in connection with the solicitation of proxies. The cost of the solicitation of proxies will include the cost of supplying necessary copies of the solicitation materials to the beneficial owners of those common shares which are held of record by brokers, dealers, banks, voting trustees and their nominees, including, upon request, the reasonable expenses which are incurred by such record holders in mailing the solicitation materials to beneficial owners.

Proxies in the enclosed form will be effective if they are properly executed, returned to the Company prior to the Meeting, and not revoked. The common shares represented by each effective proxy will be voted at the Meeting in accordance with the instructions of the shareholder. If no instructions are indicated on a proxy, all common shares represented by that proxy will be voted (i) in favor of the election of the nominees for directors described in this proxy statement,
(ii) in favor of ratification of the appointment of Berg & Company, LLP as the Company's independent auditors for the fiscal year ending September 30, 2000,
(iii) to vote in favor of the merger, (iv) approval of an increase in the number of authorized shares; (v) approval of a reverse split of the Common Stock; (vi) agreement on moving the state of incorporation from Utah to Delaware; approval to change the Company's name; (vii) in the discretion of the persons named in the accompanying Proxy, upon such other matters as may properly come before the Meeting.

A shareholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise by delivering to the Secretary of the Company a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Any written notice revoking a proxy should be sent to the principal executive offices of the Company addressed as follows: Pen Interconnect, Inc., 1601 Alton Parkway, Irvine, CA 92606.

Information on Outstanding Shares and Voting

On the record date, 26,059,051 of the Company's common shares, par value $.01 per share, were issued and outstanding and there were 1022 preferred shares outstanding. Each shareholder is entitled to one vote on each matter to be voted upon. No Vote for each share of convertible Preferred held by such stockholders on June 30, 2000.

A majority of the votes entitled to be cast at the Meeting is required for a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which the broker or nominee indicates on a proxy that it does not have discretionary authority to vote) are each included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Under Utah law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against the proposal. In the election of directors, the five nominees receiving the highest number of votes will be elected. Abstentions and broker non-votes will not be considered as votes cast for or against any matter considered at the Meeting and will not affect the outcome of any matter considered at the Meeting.

                      PROPOSAL # 1 - ELECTION OF DIRECTORS

Nominees and Information

At the Meeting, five (5) directors are to be elected to serve one-year terms expiring at the annual meeting of shareholders to be held in 2000. All directors will serve until their successors are duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

The persons named as proxy holders in the enclosed proxy card, Stephen J. Fryer and Christine Risner have advised the Company that, unless a contrary direction is indicated on the proxy card, they intend to vote for the five nominees named below. They have also advised the Company that in the event of any of the five nominees are not available for election for any reason, they will vote for the election of such substitute nominee or nominees, if any, as the Board of Directors may propose. The Board of Directors has no reason to believe that any nominee will be unavailable to serve on the Board. The five nominees receiving the highest number of votes at the Meeting will be elected.

The Company's nominees for the Board of Directors and their respective business biographies are as follows:

                                                                Director
Name                 Age       Principal Occupation               Since

Stephen J. Fryer      62      CEO & President                     1995

T.A. Mercurio         57      CEO perFORMplace, Inc.,             2000

Brian Bonner          52      CEO - Imaging Technologies          1999

Milton Haber          76      CFO Airline Management Corp         1998

Robert Dietrich       55      CFO Knowledge Foundations

STEPHEN J. FRYER has served as a director of the Company since 1995 and as President and CEO since September 15, 1998. From 1989 to 1996 Mr. Fryer was a principal in Ventana International, Ltd., an Irvine, California based venture capital and private investment banking firm. Mr. Fryer graduated from the University of Southern California in 1960 with a Bachelors Degree in Mechanical Engineering and has spent in excess of 28 years in the computer business in the United States as well as Asia and Europe.

T.A. MERCURIO has served as director of the Company since 2000. Mr. Mercurio is President and CEO of perFORMplace, Inc., and was former CEO of Theatrical Investors International. Mr. Mercurio was the lead investor in World ComNet in partnership with Tandem Computer Corp. Mr. Mercurio is Exit Point's Managing Partner and has over twenty-five years or corporate finance, venture capital, and business management experience. Mr. Mercurio has a Bachelors Degree and a Masters Degree from California State University, Long Beach.

BRIAN BONNER has served as Director of Imaging Technologies Corporation (Itec) since 1995 and became Chairman of the Board in 1999. Mr. Bonar has been with Itec since 1994. Previous to that Mr. Bonar has been Vice President of worldwide sales and marketing for Bezier Systems, Inc., Adaptec, Inc. Mr. Bonar also was with Rastek Corporation, and QMS, Inc. Prior to 1984, Mr. Bonar was employed by IBM, U.K. Ltd for approximately 17 years.

MILTON HABER has been the CFO of Airline Management Corporation since 1996 and is a private investor. From 1994 through 1983 Mr. Haber was a business consultant, small business owner and a private investor. He attended Brooklyn College from 1946 through 1948 after serving in the United States Air Force during Word War 11. Mr. Haber joined the Company's Board of directors in February 1998.

ROBERT A. DIETRICH has been the CFO/Director of Knowledge Foundations, Inc., (KNFO:OB) a knowledge engineering software tool developer since April 2000. Since January 1998, President/CEO of Cyberair Communications Inc., a privately held telecommunications company, from 1996 to July 2000 he was President/CEO of Semper Resources Corporation, a public natural resources holding company. Previously, he was Managing Director and CFO of Ventana International, Ltd., Irvine, California, a venture capital and private investment-banking firm. Mr. Dietrich is a CPA and an accounting graduate of Notre Dame and holds an MBA from the University of Detroit.

Board of Directors Meeting and Committees

The Board of Directors held 4 meetings in fiscal year ending September 30, 1999. Each director attended at least 75% of all of the meetings of the Board of Directors.

The  Board  of  Directors  has  a  standing  Audit  Committee  and  Compensation
Committee. The Audit Committee met twice during fiscal year 1999, and the Compensation Committee met twice during the fiscal year 1999.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) the review of the Company's internal control system; and (4) the review of the Company's annual financial report to shareholders. The Audit Committee was comprised of, Milton Haber, James E. Harward, and Stephen J. Fryer. The Compensation Committee was comprised of, James E. Harward, Milton Haber, and Stephen J. Fryer.

Compensation of Directors

Members of the Board of Directors employed by the Company do not receive any separate compensation for their services as directors. Members of the Board of Directors not employed by the Company receive $250.00 per telephonic meetings, and $1,000.00 for an on hand meeting. Directors are reimbursed for their actual expenses incurred in connection with their attendance at meetings of the Board of Directors.

Directors, Executive Officers and Key Employees

The following table lists the names, ages and positions held by all directors, executive officers and key employees of the Company as of the date hereof. Directors generally serve until the next annual meeting of shareholders and until their successors have been duly elected or appointed. Executive officers serve at the discretion of the Board of Directors.

Name                   Age      Position                   Year Elected or
                                                           Appointed

Stephen J. Fryer       62       CEO & President            1998

T.A. Mercurio          57       Director                   2000

Brian Bonar            52       Director                   1999

Jim Harward            47       Director                   1997    (Resigned)

Milton Haber           76       Director                   1998

Business Biographies

The business biographies of the Company's directors and director nominees are in the section of this Proxy Statement entitled "Election of Directors".

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 and the rules there under require the Company's executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and to furnish the Company with copies.

Based on its review of the copies of such forms received by the Company, or written representations from certain reporting persons, the Company believes that during fiscal year 1999, except as otherwise noted below, each reporting person has timely filed all requisite reports with the Securities and Exchange Commission.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of the Company's common shares beneficially owned as of June 1, 2000, (i) by each person who is known by the Company to own beneficially more than 5% of the Company's common shares,
(ii) by each director and director nominee, (iii) by each of the Company's named executive officers, and (iv) by all directors, director nominees and executive officers, as a group, as reported by each such person. Unless otherwise indicated, each stockholder's address is c/o Pen Interconnect, Inc., 1601 Alton Parkway, Irvine, California, 92606.

Name and Address of                 Amount and Nature of    Percent of
Beneficial Owner                    Beneficial Owner         Class (1)
----------------                    ----------------         --------
Directors and Executive Officers

Stephen J. Fryer                            792,500             3.02%
James E. Harward                            115,000               .04%
Milton Haber                                140,000               .05%
Brian Bonar                                 150,000               .06%
Christine Risner                             20,000              .006%
T.A. Mercurio                               100,000               .03%
                                                                  ----

All Executive Officer and Directors                             3.206%
as a Group

         1. Based on 26,059,051 outstanding shares of commo shares (and assumes the exercise by each individual of options exercisable within sixty days after June 30, 2000). The inclusion herein of any shares as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed has sole investment and voting powers with respect to the shares listed. In accordance with the rules of the Securities and Exchange Commission, each person is deemed to beneficially own any shares issuable upon exercise of stock options or warrants held by such person that are currently exercisable or that become exercisable within 60 days after June 30, 2000.

Except as set forth above, the Company knows of no beneficial owner preferreds, or more of the Company's common shares, and does not know of any arrangement, which may, at a subsequent date, result in a change of control of the Company, except for post-merger ownership.

Compensation of Executive Officers as of 1999

The following table shows the compensation paid by the Company to its CEO, Stephen J. Fryer, and the Company's three other most highly paid executives. None of the Company's other executive officer's total annual salary and bonus exceeded $100,000 for the years presented.

Annual Compensation

                                                                                Long Term
Name and                   Fiscal                                               Compensation
Principal Position         Year             Salary            Bonus ($)         Awards (Options)
------------------         ----             ------            ---------         ----------------
Stephen J. Fryer           1999             139,000           17,304               250,000
                           1998              96,000           12,000               100,000
                           1997              67,053           45,117                12,500
(1)Jim Pendleton           1999             139,666                0                ======
                           1998             129,000                0                ======
                           1997             144,236            6,000                ======
(2)Mehrdad Mobasseri       1999              96,000           89,282                60,000
                           1998              83,999
                           1997                N/A
(3)Alan Weaver             1999             100,000           30,881
                           1998             120,000           32,432
                           1997             116,486           15,450               25,000

                                         OPTION GRANTS IN FISCAL YEAR 1999
                     Number of
                      Securities    Percent of Total
                     Underlying      Options Granted     Exercise
                      Options         Employees in         Price     Expiration
Name                  Granted       Fiscal Year 1999     Per Share     Date
----                  -------       ----------------       -----       ----
Stephen J. Fryer      250,000               65%              .30       2004
Mehrdad Mobasseri      60,000               35%              .30       2004

         (1)      Resigned - 10/27/99 or last date of employment.

         (2)      Resigned - 02/24/00 or last date of employment.

         (3)      Resigned - 07/29/99 or last date of employment.

                   AGGREGATED OPTION EXERCISES IN FISCAL YEAR
                     1999 AND FISCAL YEAR END OPTION VALUES

                                                              Number of
                                                              Securities        Value of
                                                              Underlying        Unexercised In-the-
                                                              Unexercised       Money Options at
                                                              Options           Fiscal  Year End

                           Shares
                           Acquired         Value             Exercisable/      Exercisable/
Name                       on Exercise      Realized          Unexercised       Unexercised
----                       -----------      --------          -----------       -----------
Stephen J. Fryer           -0-              None              492,500           113,275/113,275
Mehrdad Mobasseri          -0-              None              105,000           24,150/  24,150

*The tables above do not include certain insurance, the use of a car, and other personal benefits, the total value of which does not exceed $50,000 or 10% of any listed person's salary and bonus.

Employment Agreements

The Company has an employment agreement with Stephen J. Fryer dated October 15, 1996 and is effective through October 2002.

The agreement includes all the terms of employment including, the employee's duties, the duration of the contract, compensation (which includes salary, bonus, commissions and vacation), car allowances, insurance coverage, and deferred compensation and stock options. Each agreement also contains a non-competition clause, provisions for early termination, and confidentiality provisions.

Certain Relationships and Related Transactions

The following information summarizes certain transactions, either engaged in within the last two (2) years, or, proposed to be engaged in, by the Company and the individuals described above. Mr. Stephen J. Fryer has ownership in perFORMplace, Inc. He owns 4.9% of the shares of perFORMplace, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE FOR ALL OF THE FIVE DIRECTOR NOMINEES


          PROPOSAL # 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING

At the Meeting, shareholders will be asked to elect, ratify, and approve the Company's independent accountants for the fiscal year ending September 30, 2000. Currently, Berg & Company, LLP ("Berg") acts as the Company's principal accountant, and has acted in that capacity since February 2000.

The Company does not anticipate that any representative of Berg will be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement, and will be expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO RATIFY THE SELECTION OF BERG & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

       PROPOSAL # 3 - VOTE IN FAVOR OF THE MERGER WITH perFORMplace, Inc.

Pen Interconnect, Inc has entered into a definitive agreement to merge with perFORMplace, Inc., a Nevada based, private company in the entertainment services business. Pen's board of directors has approved this merger and recommends a YES vote of approval by their shareholders.

Pen Interconnect, Inc., has become a public shell and non-operating company, without assets since the pre- packaged foreclosure of its' assets by its' bank, Finova Capital in March 2000. The proposed merger with perFORMplace is a new direction in which the Board has agreed to move, which will give Pen
Interconnect a business base. Upon approval of the merger, the name of Pen Interconnect, Inc., will change to perFORMplace, Inc. The management of perFORMplace, Inc., will take over the day-to-day operating management of the merged company. For the time being, Pen will retain it's' OTC:BB: symbol PENC.OB for the foreseeable future.

The definitive agreement is extensive and therefore complete copies are not attached to this proxy statement, the definitive agreement contemplates a merger as described below: If any shareholder wishes to request a copy of the definitive agreement, they will be available from the Company for a small reproduction and mailing fee of $10.00. Please send a request and a check for $10.00 to Pen at its' corporate address.

PerFORMplace - Agreement and Company Summary
Specific Information

         1. Summary term sheet: This will be a reverse merger whereby perFORMplace will own 82.5% of Pen's stock through the issuance of unregistered Pen Interconnect common shares, thus, causing major dilution to the present Pen shareholders. Perform will take over the management of Pen which at present, is a shell public company.

         2. Contact information: perFORM is a Nevada based start-up company with headquarters at the Cinneville Bldg, 225 Santa Monica Blvd., 7th Floor, Santa Monica, CA 90401. Telephone 310-319-9800, facsimile 310-260-0075 - CEO - T.A. Mercurio.

         3. Business conducted: Please refer to Summary Information in this section. 4. Terms of the transaction: As mentioned earlier this will be a reverse merger with Pen giving up control of the company to perFORMplace. There is no cash involved in the transaction, except Pen has to provide initial financing during the merger discussions of at least $100,000 and at least $1 Million of available credit at the closing, which has been accomplished.

                  a. It is anticipated that the merger will be a tax free exchange of shares, with Pen exchanging 123,856,410 restricted common shares for all the perFORMplace, Inc., shares.

                  b. The Exchange ratio is 49.54 shares of Pen for each share of perFORMplace, Inc., of which there are 2.5 Million shares issued, based on a ratio of 17.5% to 83.5%/ Pen to perFORMplace).

                  c. Pen's trade and leasing debt must be at a minimum level, not to exceed $1,063,000 at the closing of the merger with perFORMplace, Inc.

                  d. Pen's bank, Finova must agree to limit its' lie only to the extent of foreclosed assets.

                  e.       Pen  will  be  responsible   for   maintaining   its'
                           Corporate records in a proper manner; including on-time SEC reporting so as to maintain a current filing position with the SEC.

                  f. Because of signing the definitive agreement, an the Board's approval of the merger, pending shareholder approval, the companies are working as one, except that all monies provided to perFORMplace, Inc., by Pen Interconnect, Inc., are on a loan basis, Pen's loans to perFORMplace will be forgiven at the closing, and will then become a balance sheet item.

         5. Regulatory approvals: There are no known regulatory approvals needed from either State of Federal Agencies, with the exception of the notice to the SEC on the expansion of Pen's shares.

         6. Reports, opinions, appraisals: There have been no reports, opinions, or appraisals from any outside sources of this transaction. The major guiding principal is the public market place itself where typical reverse mergers with shell companies range in the 95% to 80% give-up of ownership, based on the conditions of the shell company, i.e., liabilities, fully reporting on SEC documents, market conditions, etc.

         7. Past contacts, transactions or negotiations: Discussions on a potential merger started in March of 2000, shortly after Pen was foreclosed on by its' bank, Finova. The Chairman of Pen was acquainted with perFORM's founder through previous business activities, and in fact, purchased 4.9% of the founders' stock in perFORMplace prior to any serious merger discussions between Pen and perFORM. The companies entered into a letter of intent in April of 2000 and signed the merger agreement in August of 2000.

         8. Financial Background: In that perFORMplace is effectively a start-up company, there is limited financial data. Although it was incorporated in the State of Nevada as Flying Rhino in 1998, it was dormant except for yearly updates to the Nevada Corporation Commission. In April of this year, the name was changed from Flying Rhino to perFORMplace, Inc., and work was begun on the software products through an outsource contract.

         9. Selected Financial Information: The summary information set forth below is derived from the un-audited financial statements of (i) Pen Interconnect for the period April 1, 2000 through June 30, 2000 and (ii) perFORMplace, Inc., the pro forma selected financial data presented for the period from inception to the period ending June 30, 2000, are unaudited and were prepared by management of the Company on the same basis as the un-audited financial statements of the Company included elsewhere herein and, in the opinion of the Company include all adjustments (consisting of normal recurring adjustments) necessary to present fairly the information set forth therein.

         10. Incorporation of Certain Documents by Reference The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference in connection with this pro forma, the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934.

                  a. Our Annual Report on Form 10-KSB for the fiscal year ended September 30, 1999;

                  b.       Our  Quarterly  Reports on Form 10-QSB for the fiscal
                           quarters  ended  June  30,  2000,   March  31,  2000,
                           December 31, 1999.

PEN INTERCONNECT, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                    Pen Interconnect          perFORMplace
                                                         Historical Unaudited
                                    Pro forma                    from
                                    As of June 30, 2000       Inception as of   Pro forma         Pen Interconnect
                                                              June 30, 2000     Adjustments      Unaudited Adjusted

                  ASSETS
Current Assets:
 Cash and cash equivalents             $    23,449            $    8,951                         $   32,400
Prepaid expenses and other cash assets      12,857                   543                             13,400
Other assets                               118,506                   724       $  (115,000)           4,230
                                       -----------            ----------                         ----------
 Total current assets                  $   154,812            $   10,218                         $   50,030

Property and equipment, net            $       899            $      351                         $    1,250

 Total assets                          $   155,711            $   10,569       $  (115,000)      $   51,280
                                       -----------            ----------       -----------       ----------


LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
 Accounts payable                      $ 3,218,595            $   12,747                         $3,231,342
 Related party notes payable                   -0-               136,742       $  (115,000)          21,747
 Accrued liabilities                       496,655                   -0-                            496,655
 Current maturity of long
                      time leases           55,545                   -0-                             55,545
                                       -----------            ----------       -----------       ----------
                                       $ 3,770,795            $  149,494       $  (115,000)      $3,805,289

Stockholder's equity
 Convertible Preferred Stock                    10                                                       10
 Common Stock $.01 par value               260,591                 2,500         1,236,074        1,499,165
 Additional paid in capital             18,764,183                              61,360,074       17,528,109
 Accumulated (deficit)                 (22,639,867)             (141,425)                       (22,781,293)
  Total stockholder's equity (deficit) ( 3,615,083)             (138,925)                        (3,754,008)
                                       -----------            ----------                        -----------

Total liabilities and stockholder's
                             Equity    $   155,712            $   10,569                        $    51,280
                                       -----------            ----------                        -----------

(1) Adjusted to reflect the condensed consolidated balance sheet as of the Effective Date of the Merger

PEN INTERCONNECT, INC.
PRO FORMA CONDENSED
CONSOLIDATED STATEMENT OF OPERATIONS


                           Pen Interconnect          perFORMplace
                           Historical un-audited     Unaudited from                     Pro forma
                           For the 3 months          Inception as of   Pro forma        Pen Interconnect
                           Ended June 30, 2000       June 30, 2000     Adjustments      Unaudited Adjusted
Sales                      $           -0-           $          -0-    $     -0-        $        -0-
Cost of sales                          -0-                      -0-          -0-                 -0-
                           ---------------           --------------    ---------        ------------

 Gross profit                          -0-                      -0-          -0-                 -0-

Selling general and
Administrative Expenses            735,473                  139,806          -0-             875,279

  Operating loss                  (735,473)                (139,806)         -0-            (875,279)

Loss in repossession of
                Assets             (78,019)                     -0-          -0-             (78,019)

Other income (expense)
 Interest income                       -0-                      -0-          -0-                 -0-
 Interest expense                  (39,970)                  (1,619)         -0-             (41,589)
                           ---------------             ------------     --------        ------------

  Net loss                        (853,462)                (141,425)         -0-            (994,887)
                           ---------------             ------------     --------        ------------

Basic and diluted (loss)
       Per common stock    $         (0.04)            $     (0.057)                    $     (0.065)

SUMMARY:

perFORMplace, Inc., is a Web based resource center, providing information and technical support for the entertainment arts encompassing the Motion Picture, Television, Multimedia, Recording, Commercial and Live perFORMance Industries. perFORM's initial activity is to provide a service that heretofore has not existed, which is a Web based technology providing for the on-line calculation, completion and processing of entertainment industry performance forms for the unions and studios, replacing the manual, time consuming process that exists today, the using of typewriters and the U.S. mail. This service will be provided first for the US and Canada, where it is estimated that there are over 800,000 forms filed yearly.

Beyond the electronic filing of performance forms, perFORM will be providing an array of services to actors, musicians, directors, composers, commercial producers, television studios, record producers, including:

         ;        On-line licensing of music and special effects

         ;        Electronic music copyright filing

         ; Payment status tracking for actors, musicians and other performers

         ;        On-line production and marketing for film and music

         ;        Video magazine

         ;        Performance history database

         ;        Creative resource databases

The software is in development with the first Alpha test successfully completed, and customer demonstrations about to begin. Initial revenues are expected in the 4Q, 2000.

PRODUCT/SERVICE DESCRIPTION:

perFORMplace, Inc's e-commerce site will be developed over three phases rolling out the services in the following chronology:

Phase One:
Electronic Form Filing:
Each year hundreds of thousands of Entertainment Industry performance forms are filed manually with motion picture companies, television companies, record companies and performance labor unions. perFORMplace, Inc., will be an on-line resource company to facilitate the electronic processing of union contracts in the areas of motion picture, television radio, recording, commercial production and live performances. This first of a kind process will replace the existing manual processing and filing procedure whereby contracts are prepared by typewriter and delivered by standard mail service.

perFORMplace, Inc., will enable users to file, store and retrieve all types of performance forms on-line including those for broadcasting, television and radio announcers. The forms are then instantly available to record companies and local union offices (password protected).

Subscription users can reserve their own space on secure servers. Performance forms are then saved with specific projects, films and television shows and can subsequently be accessed at a later date. A valuable use of this feature will be to find original performance forms that provide for a new payment to be made to a performer when that work is used in a different medium (e.g. a musician records a song for a CD; later that song is included in a film).

Users may also maintain a talent and contact database on-line. When filling out forms, users simply click the name of a performer, announcer or actor and required information such as address, social security number, PIN (performer ID number), marital status is entered automatically into the forms. Session wages, pension and/or health and welfare amounts are calculated automatically.

Once completed the unions and record/film/TV companies are notified, via email that pending forms are posted on the perFORMplace, Inc., site available for their review.

Payment Status Tracking:
This feature is designed to bring increased "hits" to perFORMplace, Inc., by providing a much- needed service to the entertainment industry. Musicians, actors and singers are continually frustrated because they never know when they are getting paid. perFORMplace, Inc., offers a payment status function. Users login, type in a form identifying number and instantly receive information as to when the form was received and a payment status report.

Phase Two:
Electronic Forms Filing Worldwide:
After establishing a U.S. market presence, perFORMplace, Inc., will provide a similar electronic filing service internationally. Thus far the targeted countries include Japan, Australia, England, France, Italy, Germany, Belgium, Sweden, The Netherlands and Greece.

In a very short time (during the first year of operation), perFORMplace, Inc., will begin to amass database information regarding performances, recording session dates, performer information television release dates and motion picture performance information which can be made available for future research projects.

Phase Three:
Music Copyright Filing:
More than 600,000 copyrights are issued each year in the United States. It is estimated that more than one third of these are music copyrights. perFORMplace, Inc., will not only provide the convenience of filing music copyrights on-line, but also provide the ability to submit music on- line using one of the following techniques.

         ; Upload recorded or sampled music directly to perFORMplace, Inc.,

         ; Type musical notes directly into on-line manuscript usin "keyboard to music" technology

         ;        Scan in the music manuscript

On-line licensing of music and special effects:
A library of digitally sampled (and recorded) musical sounds and effects is available to perFORMplace, Inc. This could prove to be a resource via the licensing and downloading of these sounds and effects by independent filmmakers, motion picture studios and video game makers. This service will be of particular value to small companies with budgetary considerations that may not be able to afford the luxury of original music and well as major film studios looking for quick passages to be used before deciding on the final musical backing.

Video Magazine:
This component to the site is an "interactive" interview section. Customers will have the option of seeing (and listening to) video taped interviews with respected members of the arts (directors, composers, producers, artists). These interviews will be based on questions previously submitted by subscribers and other users. Once "aired" on perFORMplace, Inc., these interviews can be viewed in their entirety or users may just click on the questions they wish answered. We expect this feature to bring traffic to the site.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE YES IN FAVOR OF THE MERGER WITH perFORMplace, Inc.


      PROPOSAL # 4 - APPROVE AN AMENDMENT OF THE COMPANY'S CERTIFICATE OF
        INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK

General

On June 25, 2000, the Board unanimously adopted a resolution proposing, declaring advisable and recommending a proposal to amend the Certificate of Incorporation to increase the number of shares of Common Stock, which the Company is authorized to issue from 50,000,000 to 200,000,000 shares. The Board determined that such amendment is advisable and directed that the proposed amendment be considered at the Meeting. The additional 150,000,000 shares of Common Stock, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Each holder of Common Stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The Common Stock does not have cumulative voting rights except for those as may be required under California law. The holders of Common Stock share ratably on a per share basis in any dividends when, as and if declared by the Board out of funds legally available therefore and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the Company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Reference is made to the proposed amendment to Article Four of the Certificate of Incorporation, which is attached hereto as Exhibit C to this Proxy Statement.

The Certificate of Incorporation, as amended to date, authorizes the Company to issue 150,000,000 shares of Common Stock, $.005 par value per share, of which 26,059,051 shares were issued and outstanding as of June 30, 2000, and 1022 shares of the Company's preferred stock, par value $1,000.00 per share (the
"Preferred Stock"). In addition to the 26,059,051 shares of Common Stock outstanding as of June 30, 2000, shares of Common Stock are reserved for possible future issuances as follows:

         ; Options to purchase 2,777,000 shares at exercise prices between $.30 and $8.45 per share;

         ; Warrants to purchase 3,865,453 shares at exercise prices between $1.00 and $7.50 per share; and

The Company is contractually, by its' merger plan with perFORMplace, Inc., obligated to issue 123,856,410 shares of Common Stock in exchange for all of 2,500,000 shares of perFORMplace stock. This is 100,128,987 shares more than the 50,000,000 shares of Common Stock the Company is currently authorized to issue, because 26,059,051 are already issued. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to (a) the exercise of options or warrants or
(b) the conversion of preferred Convertible Stock, as such issuance, together with the merger would cause the Company to issue more than 50,000,000 shares of Common Stock. Should the shareholders approve the 150,000,000 additional shares, then after the merger and issuance of all options and warrants, there would remain 43,442,086 available shares.

A vote for the increase in shares is independent of the outcome of Proposal # 3, (the "Merger"). If proposal # 3 is not approved, the company still proposes to increase its' number of shares.

Purposes and Certain Possible Effects of Increasing the Number of Authorized Shares of Common Stock

The Company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued securities to management, non-management employees and consultants. The Company expects to continue to make substantial expenditures for research and product development and in the development and marketing of products. The Company continues to actively explore and negotiate additional financing that it requires. The Company may also seek acquisitions of other companies, products and assets. These activities are likely to require the Company to sell shares of Common Stock or securities convertible into or exchangeable for Common Stock. The
Company has, at times in the past, sold shares or securities instruments exercisable or convertible into shares at below the market price of its Common Stock at the date of issuance and may be required to do so in the future in order to raise financing.

The Board acknowledges that the increase in the number of authorized shares of Common Stock at this time will provide the Company with the ability to issue the shares of Common Stock it is currently obligated to issue pursuant to the exercise and conversion of outstanding convertible securities and thereby avoid certain contractual liabilities described above, and also provide it with the flexibility of having an adequate number of authorized but un-issued shares of Common Stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes without the expense or delay attendant in seeking stockholder approval at any special or other annual meeting. The proposed amendment would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the Company's securities may then be listed).

Although it is not the purpose of the proposed amendment and the Board is not aware of any pending or proposed effort to acquire control of the Company, the authorized but un-issued shares of Common Stock also could be used by the Board to discourage, delay or make more difficult a change in control of the Company.

This proposed amendment will not affect the rights of existing holders of Common Stock except to the extent that further issuances of Common Stock will reduce each existing stockholder's proportionate ownership. In the event that stockholder approval of this proposed amendment of the Certificate of
Incorporation to increase the authorized Common Stock is not obtained, the Company will be unable to satisfy its exercise and conversion obligations under the terms of certain of its outstanding convertible securities and holders of such convertible securities may commence legal proceedings against us.

Use of Additional Shares

At the present time, the Company has no plans for use of the additional shares except as noted in Proposal # 3 (the "Merger" with perFORMplace which will use 123,856,410 shares.

STOCKHOLDER APPROVAL

In accordance with the Utah Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment.

THE BOARD HIGHLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.


        PROPOSAL # 5 - APPROVE AN AMENDMENT TO COMPANY'S CERTIFICATE OF
          INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK

General

The Board has unanimously adopted resolutions proposing, declaring advisable and recommending that stockholders authorize an amendment to the Certificate of Incorporation to: (i) effect a stock combination (reverse split) of the Company's Common Stock in an exchange ratio to be approved by the Board, ranging from one (1) newly issued share for each two (2) outstanding shares of Common Stock to one (1) newly issued share for each ten (10`) outstanding shares of Common Stock (the "Reverse Split"); and (ii) provide that no fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of a share of Common Stock.

If the Reverse Split is approved, the Board will have authority, without further stockholder approval, to effect the Reverse Split pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock, in an exchange ratio to be approved by the Board, ranging from one (1) New Share for each two
(2) Old Shares to one (1) New Share for each ten (10) Old Shares. The number of Old Shares for which each New Share is to be exchanged is referred to as the "Exchange Number". The Exchange Number may, within such range, be a whole number or a whole number and fraction of a whole number. This Proposal # 5 is independent upon the approval of Proposal # 3 (the "Merger") or proposal # 4 (the "Increase of Authorized Shares").

In addition, the Board will have the authority to determine the exact timing of the effective date and time of the Reverse Split, which may be any time prior to December 31, 2001, without further stockholder approval. Such timing and Exchange Number will be determined in the judgment of the Board, with the intention of maximizing the Company's ability to comply with the listing requirements of The NASDAQ Stock Market, Inc. ("NASDAQ"), to raise financing, to issue shares of Common Stock pursuant to outstanding contractual obligations, and for other intended benefits as the Company finds appropriate. See "--
Purposes of the Reverse Split," below. The text of this proposed amendment (subject to inserting the effective time of the Reverse Split and the Exchange Number) is set forth in Exhibit D to this Proxy Statement.

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Split if, at any time prior to filing this amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that the Reverse Split is no longer in the best interests of the Company and its stockholders. The Board may consider a variety of factors in determining whether or not to implement the Reverse Split and in determining the Exchange Number including, but not limited to, the approval by the stockholders of Proposal 4 which would increase the number of the authorized Common Stock, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments and the Company's actual and projected financial performance.

Purposes of the Reverse Split

The Common Stock is quoted on the OTDC-BB but had been, prior to being de-listed on March 27, 1999, quoted on The NASDAQ National Market. In order for the Common Stock to be re-listed on The NASDAQ SmallCap Market, the Company and its Common Stock are required to comply with various listing standards established by NASDAQ. Among other things, as such requirements pertain to the Company, the Company is required to have a market capitalization of at least $50,000,000 and its Common Stock must (a) have an aggregate market value of shares held by persons other than officers and directors of at least $5,000,000, (b) be held by at least 300 persons who own at least 100 shares and (c) have a minimum bid price of at least $4.00 per share.

Under NASDAQ listing requirements, to be listed or re-listed, the Company must demonstrate the ability to maintain a minimum bid price of at least $4.00 per share. Although there are no strict guidelines in regard to how such an ability to maintain stock price is to be demonstrated, at least a month of consistent closing prices of more than $4.00 per share may be necessary for NASDAQ consideration. Furthermore, if re-listed, under NASDAQ's listing maintenance standards, if the closing bid price of the Common Stock falls under $1.00 per share for 30 consecutive business days and does not thereafter regain compliance for a minimum of 10 consecutive business days during the 90 calendar days following notification by NASDAQ of failure to comply with listing maintenance requirements, NASDAQ may again de-list the Common Stock from trading on The NASDAQ SmallCap Market. The principal purpose of the Reverse Split is to increase the market price of the Common Stock in order that the market price of the Common Stock is well above the NASDAQ minimum bid requirement for re-listing and if re-listed could better maintain the $1.00 maintenance requirement (which does not adjust for the Reverse Split). The OTC-BB on which the Common Stock is now traded is generally considered to be a less efficient market.

The purpose of the Reverse Split also would be to increase the market price of the Common Stock in order to make the Common Stock more attractive to raise financing (and, therefore, both raise cash to support the Company's operations and increase the Company's net tangible assets to facilitate compliance with NASDAQ requirements), and as a possible currency for acquisitions and other transactions. The Common Stock traded on The NASDAQ National Market at market prices ranging from approximately $.80 to approximately $2.10 from November 18, 1998 through March 29, 1999 and on the OTC-BB from approximately $.20 to approximately $1.18 from March 29, 1999 through June 30, 2000. This has reduced the attractiveness of using the Common Stock or instruments convertible or exercisable into Common Stock in order to raise financing to support the Company's operations and to increase the Company's net worth and as consideration for potential acquisitions (which, when coupled with the Company's need to deploy its available cash for operations, has rendered acquisitions difficult to negotiate). Furthermore, the Company believes that re-listing the Company's Common Stock on The NASDAQ SmallCap Market may provide the Company with a broader market for its Common Stock and, therefore, facilitate the use of the Common Stock in acquisitions and financing transactions in which the Company may engage.

THERE CAN BE NO ASSURANCE, HOWEVER, THAT, EVEN AFTER CONSUMMATING THE REVERSE SPLIT, THE COMPANY WILL MEET THE MINIMUM BID PRICE FOR RE-LISTING AND OTHERWISE MEET THE REQUIREMENTS OF NASDAQ FOR INCLUSION FOR TRADING ON THE NASDAQ SMALLCAP MARKET, OR THAT IT WILL BE ABLE TO UTILIZE ITS COMMON STOCK IN ORDER TO EFFECTUATE FINANCING OR ACQUISITION TRANSACTIONS.

Furthermore, the Company is contractually obligated to issue 100,128,987 shares of Common Stock more than the 50,000,000 shares of Common Stock the Company is currently authorized to issue. Accordingly, the Company is in violation of certain of its contractual violations as it would be unable to issue any shares of Common Stock pursuant to the merger with perFORMplace, Inc., as such issuance would cause the Company to issue more than 50,000,000 shares of Common Stock. A Reverse Split would allow the Company to issue shares pursuant to its contractual obligations, as it would reduce the number of shares of Common Stock outstanding and make available shares of authorized Common Stock to issue as required.

Giving the Board authority to implement the Reverse Split will help avoid the necessity of calling a special meeting of stockholders under time constraints to authorize a reverse split should it become necessary in order to seek to effectuate a financing or acquisition transaction or to meet NASDAQ's listing maintenance criteria at a future time.

The Reverse Split will not change the proportionate equity interests of the Company's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to rounding up to eliminate fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Certain Effects of the Reverse Split

The following table illustrates the principal effects of the Reverse Split to the 26,059,051 shares of Common Stock outstanding as of June 30, 2000:



                                                                    After1-for        After 1-for
                                                   Prior to         2                 10
                                                   Reverse          Reverse           Reverse
                                                   Stock            Stock             Stock
Number of Shares                                   Split            Split             Split
----------------                                   -----------      -----             -----
Common Stock:
  Authorized ..................................   50,000,000       50,000,000       50,000,000


  Outstanding (2)..............................   26,059,051       13,029,525        2,605,905
                                                  ----------      -----------       ----------

  Available for Future
  Issuance.....................................   23,940,949       36,970,475       47,394,095
   Common Stock
    Authorized (1).............................  200,000,000      200,000,000      200,000,000

    Outstanding................................   26,059,051       13,029,525        2,605,905
                                                  ----------       ----------        ---------

    Available for Future
    Issuance...................................  173,940,949      186,970,475      197,394,095

         (1) If Proposal # 4 is approved by the stockholders, there would be 200,000,000 shares of Common Stock authorized.

         (2) Gives effect to the Reverse Split, excluding New Shares to be issued in lieu of fractional shares, and to conversions of convertible preferred stock through June 30, 2000 and to exercise of warrants through March 15, 2000. Excludes, on a pre-Reverse Split basis: 1022 shares of Preferred Stock subject to potential issuance upon conversion of the outstanding shares of Preferred Convertible Stock; approximately 6,642,453 shares of Common Stock which were subject to outstanding options and warrants; and additional shares of Common Stock which would be needed for the merger with perFORMplace, Inc. The number of shares of Common Stock issuable upon conversion of the Preferred Convertible Stock may be dependent upon the market price of Common Stock.
                  Accordingly, the actual number of shares of Common Stock issued upon conversion of the Preferred Convertible Stock may not be determined at this time. Upon effectiveness of the Reverse Split, each option and warrant would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by the Exchange Number at the exercise price in effect immediately prior to the Reverse Split multiplied by the Exchange Number.

Stockholders should recognize that, if the Reverse Split is effectuated, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the amendment regarding the Reverse Split divided by the Exchange Number, as adjusted to include New Shares to be issued in lieu of fractional shares). While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple equal to the Exchange Number or result in a permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Company's Common Stock decline after the Reverse Split, the percentage decline may be greater than would pertain in the absence of the Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd-lots (less than 100 shares). Stockholders who hold odd-lots typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. In addition, an increase in the number of odd-lot holders will reduce the number of holders of round lots (100 or more shares), which could adversely affect the NASDAQ listing requirement that the Company have at least 300 round lot holders. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

Stockholders should also recognize that, as indicated in the foregoing table, there would be an increase in the number of shares, which the Company will be able to issue from authorized but un-issued shares of Common Stock. As a result of any issuance of shares, the equity and voting rights of holders of outstanding shares may be diluted.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If this amendment is approved by the Company's stockholders, and if the Board still believes that the Reverse Split is in the best interests of the Company and its stockholders, the Company will file the amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate Exchange Number and the appropriate effective time for such split. The Board may delay effecting the Reverse Split until as late as December 31, 2001 without re-soliciting stockholder approval. The Reverse Split will become effective on the date of filing the amendment at the time specified in the amendment (the "Effective Time"). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected and of the exact Exchange Number. The Company expects that its transfer agent will act as exchange agent (the "Exchange Agent") for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the Exchange Agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Exchange Agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the Exchange Agent. Any Old Shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for New Shares at the exchange ratio. Stockholders should not destroy any stock certificate and should not submit any certificate until requested to do so by the Company or the Exchange Agent.

Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split. Any fraction of a share that any stockholders of record otherwise would be entitled to receive shall be rounded up to the nearest whole share.

No Dissenter's Rights

Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment.

Federal Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Code (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder should consult with such stockholder's own tax advisor with respect to the consequences of the Reverse Split.

The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a stockholder of the Company upon such stockholder's exchange of Old Shares for New Shares pursuant to the Reverse Split. The aggregate tax basis of the New Shares received in the Reverse Split will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefore. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Split.

Stockholder Approval

In accordance with the Utah Corporation Law and the Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required to adopt this proposed amendment.

Use of Additional Shares

At the present time, the Company has no plans for use of the additional shares except as noted in Proposal # 3 (the "Merger" with perFORMplace which will use 123,856,410 shares.

Anti-Takeover Effects

The Company does not have any anti-takeover provisions in its' by-laws, articles, or in any other corporate or employment agreements, and there are no plans to incorporate such provisions. However, management might use the additional shares to resist or frustrate a third-party transaction, providing an above-market premium that is favored by a majority of independent shareholders.


THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
THIS PROPOSAL.


    PROPOSAL # 6 - TO APPROVE MOVING THE STATE OF INCORPORATION FROM UTAH TO
                                   DELAWARE.

The Board is asking the shareholders to ratify, and approve the move of the state of Incorporation of Pen Interconnect, Inc., from Utah and to re-incorporate in Delaware. The reason for changing the state of incorporation is based on the following:

         1. There is no longer any reason to be incorporate in Utah as Pen has totally moved out of Utah.

         2. It is a continual problem and cost when the Company needs legal opinions and we have to obtain Utah counsel for inputs.

         3.       Our merger partner has asked for the change.

         4.       Directors  and  Officers   liabilities   are  reduced  through
                  Delaware Corporate Law.

         5. Shareholder votes differ between Utah and Delaware in that Utah law allows for a majority vote to be 51% of the votes cast, whereas Delaware law states a majority to be 51% of issued shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.



    PROPOSAL # 7 - TO APPROVE THE NAME CHANGE OF PEN INTERCONNECT, INC., TO
                               perFORMplace, Inc.

Should Proposal # 3 (the "Merger") be approved, the Board is asking the shareholders to approve the change of Pen's name to perFORMplace, Inc. This would be so as to reflect the new direction of the Company.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

       PROPOSAL # 8 - TO CONSIDER AND TRANSACT SUCH OTHER BUSINESS AS MAY
         PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(s) THEREOF

The Company knows of no other matters that will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                    Exhibit C

           Proposed Form of Amendment to Certificate of Incorporation Increasing the Number of Authorized Shares of Common Stock

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             PEN INTERCONNECT, INC.


                  It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Pen Interconnect, Inc.

2. The Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

         "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 200,000,000 shares divided into two classes; 200,000,000 shares of which shall be designated as Common Stock, $.005 par value per share, and 100,000 shares of which shall be designated as Preferred Stock, with $1,000.00 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation."

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Dated: ___________, 2000

                                        By:_________________________
                                                 Stephen J. Fryer
                                                 Chairman, President and CEO
ATTEST:


By:__________________________
            Christine Risner, Secretary

                                    Exhibit D

           Proposed Form of Amendment to Certificate of Incorporation
                            Effecting a Reverse Split

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             PEN INTERCONNECT, INC.


                  It is hereby certified that:

1. The name of the corporation (hereinafter called the "Corporation") is Pen Interconnect, Inc.

2. The Certificate of Incorporation of the Corporation (hereinafter called the "Certificate of Incorporation") is hereby further amended by deleting the current first paragraph of the Fourth Article and replacing it with the following:

         "FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is _________ shares divided into two classes; _________ shares of which shall be designated as Common Stock, $.005 par value per share, and _________ shares of which shall be designated as Preferred Stock, with $1,000.00 par value per share. There shall be no preemptive rights with respect to any shares of capital stock of the Corporation.

         Effective 12:01 a.m. on __________, 2001 (the "Effective Time"), each __ shares of Common Stock then issued shall be automatically combined into one share of Common Stock of the Corporation. No fractional shares or scrip representing fractions of a share shall be issued, but in lieu thereof, each fraction of a share that any stockholder would otherwise be entitled to receive shall be rounded up to the nearest whole share."

3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Dated: ___________, 2000

                                            By:_________________________
                                                     Stephen J. Fryer
                                                     Chairman, President and CEO
ATTEST:


By:__________________________
         Christine Risner, Secretary

                            THE BOARD OF DIRECTORS OF
                             PEN INTERCONNECT, INC.


Dated: November 3, 2000


PEN INTERCONNECT INCORPORATED - PROXY OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen J. Fryer and Christine Risner jointly and severally, as proxies, with full power of substitution and re-substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Pen Interconnect, Inc., (the "Company") to be held at the Newport Beach Tennis Club, on Friday, December 15, 2000 at 10:AM local time, or at any postponements or adjournments thereof, as specified below, and to vote in his or her discretion on such other business as may properly come before the Annual Meeting and any adjournments thereof.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR  PROPOSALS 1, 2, 3, 4, 5 AND 6 and
7.


1.       ELECTION OF DIRECTORS:

Nominees:  Stephen J. Fryer, T.A. Mercurio,  Brian Bonar,  Milton Haber,
           Robert Dietrich

        [] VOTE FOR ALL NOMINEES ABOVE   [] VOTE WITHHELD FROM ALL NOMINEE
                                         (Except as withheld in the space below)

Instruction: To withhold authority to vote for any individual nominee, check the box "Vote FOR" and write the nominee's name on the line below.


2.       RATIFICATION OF ACCOUNTANTS:

         Ratification and approval of the selection of Berg & Company, LLP as independent auditors for the fiscal year ending September 30, 2000.

         [] VOTE FOR             []  VOTE AGAINST             []  ABSTAIN


3.       VOTE FOR THE MERGER WITH perFORMplace, Inc:

         Vote in favor of the merger with perFORMplace, Inc., by an exchange of shares.

         []  VOTE FOR            []  VOTE AGAINST             []  ABSTAIN

4.       APPROVAL OF INCREASE IN NUMBER OF COMMON STOCK:

         Approval of an amendment to the Company's certificate of incorporation to increase the number of the Common Stock authorized to be issued to 200,000,000 shares.

         []  VOTE FOR            []  VOTE AGAINST             []  ABSTAIN


5.       APPROVAL OF REVERSE SPLIT:

         To approve an amendment to the Certificate of Incorporation in order to effect a stock combination (reverse split) of the Common Stock in an exchange ratio ranging from one newly issued share for each two outstanding shares of Common Stock, to one newly issued share for each ten outstanding shares of Common Stock.

         [] VOTE FOR             []  VOTE AGAINST             []  ABSTAIN


6.       APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF
         INCORPORATION FROM UTAH TO DELAWARE:

         To approve moving the state of incorporation from Utah to Delaware.

         []  VOTE FOR            []  VOTE AGAINST             []  ABSTAIN


7.       APPROVAL OF CHANGING THE COMPANY NAME:

         To Approve changing Pen's name to perFORMplace, Inc.


         []  VOTE FOR            []  VOTE AGAINST             []  ABSTAIN

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5,6 and 7, AND WILL BE VOTED BY THE PROXY HOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT(s) THEREOF TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS JUST SIGN BELOW, NO BOXES NEED BE CHECKED.

DATED:  ____________________, 2000


SIGNATURE OF STOCKHOLDER




PRINTED NAME OF STOCKHOLDER




TITLE (IF APPROPRIATE)




PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH, AND, IF SIGNING FOR A CORPORATION, GIVE YOUR TITLE. WHEN SHARES ARE IN THE NAMES OF MORE THAN ONE PERSON, EACH SHOULD SIGN.

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  []




                                       PEN

                              PEN INTERCONNECT, INC
                      1601 Alton Parkway, Irvine, CA 92606
                     (949) 798-5800-phone (949) 261-3113-fax

Shareholder Proposals

To be considered for inclusion in the Proxy Statement and for the consideration at the Meeting, shareholder proposals must be submitted on a timely basis. The Company must receive proposals for the 2000 Annual Meeting of Shareholders not later than a reasonable time before the Meeting begins in order that they are included in the proxy statement and for the proxy relating to that meeting. The Company recommends that shareholders who wish to submit proposals contact the Company substantially earlier than such date. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

Additional Information

The Company will provide, without charge to any person from whom a Proxy is solicited by the Board of Directors, upon written request of such person, a copy of the Company's Annual Report on Form 10- KSB/A, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to: Investor Relations Department, Pen Interconnect, Inc., 1601 Alton Parkway, Irvine, CA 92606.

Incorporation by Reference

This Proxy Statement incorporates by reference the Company's Financial Statements and the information contained under the heading "Management's Discussion and Analysis or Plan of Operations", from the Company's Form 10-KSB/A for the fiscal year 1999, and the 10QSB for the fiscal quarters ended, June 30, 2000, March 31, 2000, December 31, 1999.


                       BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Stephen J. Fryer
                           --------------------------------------
                           Stephen J. Fryer
                           Chairman, President and CEO


November 3, 2000